UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 8, 2005

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, Suite 105 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. - OTHER EVENTS.
On November 8, 2005, the Company issued a press release announcing it will hold a teleconference to discuss the results for the Company’s third quarter ended September 30, 2005 and its current business status. The call will take place at 9:00 a.m. PST on November 14th 2005. Earnings will be released prior to the call on the same day.

The numbers to call and listen to the live teleconference are 1-877-606-5574 or 1-706-634-7233, referencing conference ID #2247984. Following management’s presentation there will be a question and answer session. A taped rebroadcast will be available following the call until November 21, 2005 at 9:00 p.m. PST. The numbers to access the rebroadcast are 1-800-642-1687 or 1-706-645-9291, referencing conference ID #2247984. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Press release dated November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

November 8, 2005                    /s/ BARRY HALL
Barry Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated as of November 8, 2005.